UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2026

Offerpad Solutions Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39641	85-2800538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 S. Farmer Avenue Suite 500
Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 388-4539

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	OPAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2026, Katie Curnutte notified Offerpad Solutions Inc. (the “Company”) of her resignation from the Board of Directors (the “Board”) of the Company, effective February 13, 2026 (the “Effective Date”). In connection with Ms. Curnutte’s resignation, on February 12, 2026, the Board, upon the recommendation of the Nominating and Corporate Governance Committee (the “Nominating Committee”) of the Board, appointed Tela Mathias as a Class II director of the Company, effective as of the Effective Date, with a term expiring at the 2026 Annual Meeting of Stockholders, and until her successor is elected and qualified or until her earlier death, resignation, disqualification or removal. Ms. Mathias was also appointed to serve on the Compensation Committee and Audit Committee of the Board, effective as of Effective Date. There was no arrangement or understanding pursuant to which Ms. Mathias was selected as a director. There are no related person transactions between the Company and Ms. Mathias.

Ms. Mathias will receive compensation in accordance with the Company’s Amended and Restated Non-Employee Director Compensation Program (the “Director Compensation Program”), as filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025 filed with the Securities and Exchange Commission (the “SEC”) on November 3, 2025. Pursuant to the Company’s Non-Employee Director Deferred Compensation Plan (the “Deferred Compensation Plan”), as filed as Exhibit 10.8 to the Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 25, 2025, Ms. Mathias will be permitted to defer (i) all or a portion of her annual cash retainers (including any cash retainers for service on a committee) earned under the Director Compensation Program and (ii) the settlement of all or a portion of her restricted stock unit awards granted under the Director Compensation Program in accordance with the terms and conditions set forth in the Deferred Compensation Plan. We expect Ms. Mathias to enter into our standard indemnification agreement for directors and officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Offerpad Solutions Inc.

Date: February 13, 2026	By:	/s/ Peter Knag
Peter Knag Chief Financial Officer